PINSTRIPES

BISTRO BOWLING BOCCE

Where magic strikes

June 2023

BANYAN

DISCLAIMER

Disclaimer

This presentation and any accompanying oral presentation (this "Presentation") is provided for informational purposes only and has been prepared to assist interested parties in making their own evaluation with respect to the proposed business combination between Pinstripes, Inc. ("Pinstripes") and Banyan Acquisition Corporation ("Banyan") (the "Business Combination") and related transactions, and for no other purpose. This Presentation does not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed Business Combination.

This Presentation and any oral statements made in connection with this Presentation do not constitute an offer to sell, or a solicitation of an offer to buy, or a recommendation to purchase, any securities in any jurisdiction, or the solicitation of any vote, consent or approval in any jurisdiction in connection with the proposed Business Combination or any related transactions, nor shall there be any sale, issuance or transfer of any securities in any jurisdiction where, or to any person to whom, such offer, solicitation or sale may be unlawful under the laws of such jurisdiction. This Presentation does not constitute either advice or a recommendation regarding any securities. No offering of securities will be made except by means of a prospectus meeting the requirements of the Securities Act of 1933, as amended, or an exemption therefrom. The distribution of this Presentation may also be restricted by law and persons into whose possession this Presentation comes should inform themselves about and observe any such restrictions.

Recipients of this Presentation are not to construe its contents, or any prior or subsequent communications from or with Banyan, Pinstripes or their respective representatives as investment, legal or tax advice. In addition, this Presentation does not purport to be all-inclusive or to contain all of the information that may be required to make a full analysis of the proposed Business Combination. Recipients of this Presentation should each make their own evaluation of the relevance and adequacy of the information and should make such other investigations as they deem necessary. There can be no guarantee that the proposed Business Combination will be consummated.

Forward-Looking Statements

This Presentation contains financial projections (generally identified with a "P") and other statements that are not historical facts but are forward-looking statements. Forward-looking statements generally are accompanied by words such as "believe," "may," "will," "estimate," "continue," "anticipate," "intend," "expect," "should," "would," "plan," "predict," "forecasted," "projected," "potential," "seem," "seek," "future," "outlook," and similar expressions that predict or indicate future events or trends or otherwise indicate statements that are not of historical matters, but the absence of these words does not mean that a statement is not forward-looking. All statements, other than statements of present or historical fact included in this Presentation, regarding the proposed Business Combination, the parties ability to consummate the proposed transactions, the benefits of the proposed transactions, including financial projections, demand for Pinstripes' offerings, the ability of Pinstripes to execute its growth strategy, the availability of suitable locations for additional stores, estimated revenue growth, and plans and objectives of management, among others, are forward-looking statements. These statements are based on various assumptions, whether or not identified in this Presentation, and on the current expectations of Pinstripes' management and are not predictions of actual performance, and, as a result, are subject to risks and uncertainties. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as and must not be relied on by any interested party as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many factors could cause actual future events to differ materially from the forward-looking statements in this Presentation, including but not limited to: risks relating to the uncertainty of the projected financial information with respect to Pinstripes; the risk related to Pinstripes' current growth strategy; Pinstripes' ability to successfully open and integrate new locations; the risks related to the capital intensive nature of Pinstripes' business;the ability of Pinstripes to attract new customers or retain existing customers; and the impact of the COVID-19 pandemic, including the resulting labor shortage and inflation, on Pinstripes. The foregoing list of factors is not exhaustive and additional factors that may cause actual results to differ materially from current expectations include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of negotiations and any subsequent definitive agreements with respect to the Business Combination; (2) the outcome of any legal proceedings that may be instituted against Banyan, the combined company or others following the announcement of the Business Combination and any definitive agreements with respect thereto; (3) the inability to complete the Business Combination due to the failure to obtain approval of the stockholders of Banyan or to satisfy other conditions to closing; (4) changes to the proposed structure of the Business Combination that may be required or appropriate as a result of applicable laws or regulations or as a condition to obtaining regulatory approval of the Business Combination; (5) the ability to meet stock exchange listing standards following the consummation of the Business Combination; (6) the risk that the Business Combination disrupts current plans and operations of Pinstripes as a result of the announcement and consummation of the Business Combination; (7) the ability to recognize the anticipated benefits of the Business Combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, maintain key relationships and retain its management and key employees; (8) costs related to the Business Combination; (9) changes in applicable laws or regulations; (10) the possibility that Pinstripes or the combined company may be adversely affected by other economic, business, and/or competitive factors, (11) Pinstripes' estimates of expenses and profitability, and (12) other risks and uncertainties set forth in the section entitled "Risk Factors" and "Cautionary Note Regarding Forward-Looking Statements" in Banyan's final prospectus relating to its initial public offering dated January 19, 2022 or in other documents filed by Banyan with the SEC. Please carefully consider the foregoing factors and the risk factors starting on page 27 of this Presentation.

If any of these risks materialize or Banyan's or Pinstripes' assumptions prove incorrect, actual results could differ materially from the results expressed in, or implied by, these forward-looking statements. There may be additional risks that neither Banyan nor Pinstripes presently knows or that Banyan and Pinstripes currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect Banyan's and Pinstripes' expectations, plans or forecasts of future events and views as of the date of this Presentation. Banyan and Pinstripes anticipate that subsequent events and developments will cause Banyan's and Pinstripes' assessments to change. However, while Banyan and Pinstripes may elect to update these forward-looking statements at some point in the future, Banyan and Pinstripes specifically assume no obligation and do not intend to do so, nor do they intend to revise these forward-looking statements, whether as a result of new information, future events, or otherwise, except as may be expressly required by applicable law. These forward-looking statements should not be relied upon as representing Banyan's and Pinstripes' assessments as of any date subsequent to the date of this Presentation. Neither Banyan nor Pinstripes gives any assurance that Pinstripes, or the combined company (if the Business Combination is consummated), will achieve its expectations. Accordingly, undue reliance should not be placed upon the forward-looking statements as predictions of future events, performance, or achievements.

DISCLAIMER (CONT'D)

Use of Industry and Market Data

No representations or warranties, express or implied are given in, or in respect of, this Presentation. Industry and market data used in this Presentation have been obtained from third-party industry publications and sources. Neither Banyan nor Pinstripes has independently verified the data obtained from these sources and cannot assure you of the data's accuracy or completeness. This data is subject to change. No representation is made as to the reasonableness of the assumptions made within or the accuracy or completeness of any projections or modeling or any other information contained herein. Any data on past performance or modeling contained herein is not an indication as to future performance. Banyan and Pinstripes assume no obligation to update the information in this presentation.

This presentation also contains estimates and other statistical data made by independent parties and by Pinstripes relating to market size and growth and other data about Pinstripes' industry. This data involves a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates. In addition, projections, assumptions, and estimates of the future performance of the markets in which Pinstripes operates are necessarily subject to a high degree of uncertainty and risk.

Trademarks

Pinstripes owns or has rights to various trademarks, service marks and trade names that it uses in connection with the operation of its business. This Presentation may also contain trademarks, service marks, trade names and copyrights of third parties, which are the property of their respective owners. The use or display of third parties' trademarks, service marks, trade names or products in this presentation is not intended to, and does not imply, a relationship with Pinstripes, or an endorsement or sponsorship by or of Pinstripes. Solely for convenience, the trademarks, service marks, trade names and copyrights referred to in this presentation may appear without the TM, SM, ® or © symbols, but such references are not intended to indicate, in any way, that Pinstripes will not assert, to the fullest extent under applicable law, their rights or the right of the applicable licensor to these trademarks, service marks, trade names and copyrights.

Preliminary Fiscal 2023 Financial Data

The financial data as of, and for the fiscal year ended, April 30, 2023, included in this Presentation is preliminary and is based upon the most current information available to management. Pinstripes' actual results and financial condition may differ from this preliminary financial data due to the completion of year end closing procedures, audit-related and other adjustments and other developments. Furthermore, Pinstripes' independent registered public accounting firm has not audited, reviewed or performed other procedures with respect to such preliminary financial data, and an audit, review or other procedures could result in changes to the preliminary data presented. This preliminary financial data should not be viewed as a substitute for full financial statements prepared in accordance with GAAP and is not necessarily indicative of the results to be achieved for any future period.

Use of Projections

This Presentation contains financial forecasts with respect to Pinstripes' projected financial results for Pinstripes' calendar year end 2024. Pinstripes' independent auditors have not audited, reviewed, compiled or performed any procedures with respect to the projections for the purpose of their inclusion in this Presentation, and accordingly, they did not express an opinion or provide any other form of assurance with respect thereto for the purpose of this Presentation. These projections should not be relied upon as being necessarily indicative of future results. The assumptions and estimates underlying the prospective financial information are inherently uncertain and are subject to a wide variety of significant business, economic and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the prospective financial information. Accordingly, there can be no assurance that the prospective results are indicative of the future performance of Pinstripes or that actual results will not differ materially from those presented in the prospective financial information. Inclusion of the prospective financial information in this Presentation should not be regarded as a representation by any person that the results contained in the prospective financial information will be achieved. See "Forward-Looking Statements" above.

Financial Information; Non-GAAP Financial Measures

Some of the financial information and data contained in this Presentation, such as EBITDA and Adjusted EBITDA, has not been prepared in accordance with United States generally accepted accounting principles ("GAAP"). These non-GAAP measures, and other measures that are calculated using such non-GAAP measures, are an addition, and not a substitute for or superior to measures of financial performance prepared in accordance with GAAP and should not be considered in isolation or as an alternative to operating income, net income or any other performance measures derived in accordance with GAAP. "EBITDA" is defined as Net income (loss) before interest expense (net of interest income), Income tax expense (benefit), and Depreciation and amortization expense. Adjusted EBITDA is defined as EBITDA (as defined above), excluding equity-based compensation expense, venue pre-opening expenses, as well as certain non-recurring items that Pinstripes does not believe directly reflect its core operations and may not be indicative of Pinstripes' recurring business operations; Adjusted EBITDA for projected periods referenced in this Presentation includes management estimates for incremental costs associated with being a publicly-traded company.

Banyan and Pinstripes believe these non-GAAP measures of financial results, including on a forward-looking basis, provide useful information to management and investors regarding certain financial and business trends relating to Pinstripes' financial condition and results of operations. Pinstripes' management uses these non-GAAP measures for a variety of purposes, and for budgeting and planning purposes. Banyan and Pinstripes believe that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating projected operating results and trends in and in comparing Pinstripes' financial measures with other similar companies, many of which present similar non-GAAP financial measures to investors. Management of Pinstripes does not consider these non-GAAP measures in isolation or as an alternative to financial measures determined in accordance with GAAP.

There are a number of limitations related to the use of these non-GAAP measures and their nearest GAAP equivalents. For example, other companies may calculate non-GAAP measures differently, or may use other measures to calculate their financial performance, and therefore Pinstripes' non-GAAP measures may not be directly comparable to similarly titled measures of other companies. In addition, alternative versions of these non-GAAP measures may be presented in the future in filings with the SEC related to the transactions described herein.

DISCLAIMER (CONT'D)

Important Information About the Proposed Business Combination and Where to Find It
In connection with the proposed Business Combination, a registration statement on Form S-4 (the "Form S-4") is expected to be filed by Banyan with the SEC. Banyan's and Pinstripes' stockholders and other interested persons are advised to read, when available, the Form S-4, including the preliminary proxy statement/prospectus and the amendments thereto and the definitive proxy statement/prospectus and other documents filed in connection with the proposed Business Combination, as these materials will contain important information about Banyan, Pinstripes and the Business Combination. This Presentation does not contain all the information that should be considered concerning the proposed Business Combination and is not intended to form the basis of any investment decision or any other decision in respect of the Business Combination. When available, the definitive proxy statement/prospectus and other relevant materials for the proposed Business Combination will be mailed to stockholders of Banyan and Pinstripes as of a record date to be established for voting on the proposed Business Combination. Stockholders will also be able to obtain copies of the preliminary proxy statement/prospectus, the definitive proxy statement/prospectus and other documents filed with the SEC, without charge, once available, at the SEC's website at www.sec.gov.

Participants in the Solicitation
Banyan and its directors and executive officers may be deemed participants in the solicitation of proxies from Banyan's stockholders with respect to the proposed Business Combination. A list of the names of those directors and executive officers and a description of their interests in Banyan is contained in Banyan's final prospectus related to its initial public offering dated January 19, 2022, which was filled with the SEC and is available free of charge at the SEC's website at www.sec.gov. Additional information regarding the interests of such participants will be contained in the proxy statement/prospectus for the proposed Business Combination when available. Pinstripes and its directors and executive officers may also be deemed to be participants in the solicitation of proxies from the stockholders of Banyan in connection with the proposed Business Combination. A list of the names of such directors and executive officers and information regarding their interests in the proposed Business Combination will be included in the proxy statement for the proposed Business Combination when available. INVESTMENT IN ANY SECURITIES DESCRIBED HEREIN HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SEC OR ANY OTHER REGULATORY AUTHORITY NOR HAS ANY AUTHORITY PASSED UPON OR ENDORSED THE MERITS OF THE OFFERING OR THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED HEREIN ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Pinstripes and Banyan reserve the right to negotiate with one or more parties and to enter into a definitive agreement relating to the transaction at any time and without prior notice to the recipient or any other person or entity. Pinstripes and Banyan also reserve the right, at any time and without prior notice and without assigning any reason therefor, (i) to terminate the further participation by the recipient or any other person or entity in the consideration of, and proposed process relating to, the transaction, (ii) to modify any of the rules or procedures relating to such consideration and proposed process and (ii) to terminate entirely such consideration and proposed process. No representation or warranty (whether express or implied) has been made by Pinstripes, Banyan or any of their respective directors, officers, employees, affiliates, agents, advisors or representatives with respect to the proposed process or the manner in which the proposed process is conducted, and the recipient disclaims any such representation or warranty. The recipient acknowledges that Pinstripes, Banyan and their respective directors, officers, employees, affiliates, agents, advisors or representatives are under no obligation to accept any offer or proposal by any person or entity regarding the transaction. None of Pinstripes, Banyan or any of their respective directors, officers, employees, affiliates, agents, advisors or representatives has any legal, fiduciary or other duty to any recipient with respect to the manner in which the proposed process is conducted.



A Letter From Our Founder and CEO



Well, it all started over 50 years ago in a small bowling alley in Cleveland. We always had fun bowling and eating together, and that feeling sparked a journey to re-create those nostalgic and fun connections with family and friends.

Though my career led me to the finance and pharmaceutical industries, the dream of opening a bowling alley always resonated with me, and in 2007 that passion finally became a reality when we opened our flagship Pinstripes location in Northbrook, Illinois.

The Pinstripes vision was to create a novel dining and entertainment destination where guests could connect in an old-fashioned way, as I did as a child. To execute on this vision, we combine aesthetically beautiful venues, delicious Italian-American cuisine, best-in-class service, the timeless games of bowling and bocce, and banquet space for memorable private events. The winning result: extraordinary and magical celebrations for our guests.

As of today, our passionate team of PinMembers operates thirteen locations, with many more expected to come, and an immeasurable number of special and joyous connections yet to share.

Dale Schwartz
Founder and CEO



BANYAN ACQUISITION CORPORATION AND MIDDLETON PARTNERS



Jerry Hyman
Chairman, Banyan Acquisition Corporation



Keith Jaffee
CEO, Banyan Acquisition Corporation
Co-Founder, Middleton Partners

Middleton Partners is a Chicago-based private equity firm that invests in real estate and lower middle market operating businesses.

ONE-OF-A-KIND OPPORTUNITY THAT STRIKES BANYAN'S TARGET CRITERIA

- **Established brand or platform**
- **Large total addressable market**
- **Sustainable barriers to entry**
- **Proven track record of growth**
- **Well-positioned for long-term, sustainable growth**
- **Strong fundamentals with compelling economic model**
- **Seasoned and well-incentivized management team**

PINSTRIPES

BISTRO BOWLING BOCCE

- Best-in-class, national brand with 15+ year history projecting nearly $200 million of annual revenue in calendar year 2024
- Operates at the intersection of the $200B+ full-service restaurant market[1] and the $100B+ out-of-home entertainment market[2]
- Exceptional experience combining made-from-scratch dining and timeless entertainment
- Robust development pipeline and significant U.S. and international whitespace
- Strong same store sales and AUV growth as consumers continue to prioritize experiences over things
- High-volume venues generate robust venue-level economics and deliver significant Adjusted EBITDA
- Founder-led leadership team rolling 100% of equity with substantial post-transaction ownership

(1) IBISWorld Single Location Full-Service Restaurants Industry in the U.S. 2023. (2) PWC Global Entertainment & Media Outlook 2019-2023, IAAPA Global Theme and Amusement Park Outlook: 2019-2023.


Cleveland, OH
PINSTRIPES

BEST-IN-CLASS EXPERIENTIAL DINING AND ENTERTAINMENT BRAND




PINSTRIPES

A PLACE TO GATHER, PLAY, DINE, AND CELEBRATE IN THE COMMUNITY









MADE-FROM-SCRATCH BISTRO MENU FEATURING ITALIAN-AMERICAN CUISINE






PINSTRIPES

San Mateo, CA


PINSTRIPES
BOWLING BOCCE BISTRO

Oak Brook, IL

ICONIC BUILDOUTS IN PREMIER REAL ESTATE CENTERS


PINSTRIPES
PINSTRIPES

Coming Soon - Walnut Creek, CA


PINSTRIPES
BISTRO BOWLING BOCCE

Coming Soon - Paramus, NJ





ELEGANT SPACES FOR ALL OCCASIONS






Bethesda, MD
PINSTRIPES
PINSTRIPES
PINSTRIPES
west elm

PINSTRIPES IS A PILLAR IN ITS COMMUNITIES AND A YEAR-ROUND DESTINATION FOR GUESTS OF ALL AGES


STELLA ARTOIS

FOUNDER-LED, LEADING EXPERIENTIAL DINING & ENTERTAINMENT BRAND WITH SIGNIFICANT MOMENTUM

- **Differentiated brand that creates extraordinary experiences through a combination of made-from-scratch dining and timeless entertainment**
- **Broad consumer appeal driven by desire for authentic human connections across life's everyday and special occasions**
- **Proven national portability with 13 venues across eight states generating average unit volumes in excess of $8 million**
- **Uniquely poised to capitalize on retail industry dislocation through synergistic partnerships with leading real estate developers**
- **Compelling growth opportunity driven by U.S. and international whitespace and strong new venue development pipeline**
- **Experienced founder-led management team**

A BEST-IN-CLASS EXPERIENTIAL DINING AND ENTERTAINMENT BRAND


MADE-FROM-SCRATCH DINING
TIMELESS ENTERTAINMENT
PINSTRIPES
BISTRO BOWLING BOCCE
BISTRO
BOWLING / BOCCE
PRIVATE EVENTS

A WINNING MODEL

FY23 Revenue by Offering	FY23 Open / Event Mix	FY23 Event Revenue by Type	FY23 Revenue by Venue Type



2%
21%
53%
24%
Food
Bar
Games
Other



47%
53%
Private Events
Open Dining & Play



36%
64%
Corporate
Social



11 Locations
2 Locations
16%
84%
Suburban
Urban

Note: Other (non-food/bar/games) revenue includes room rental fees, A/V rental fees, and podium rental fees. Celebration revenueincludes birthdays, bar and bat mitzvahs, and weddings. Other event revenue comprised of tourism / convention event revenue.

BROAD APPEAL UNDERPINS COAST-TO-COAST PORTABILITY



- Existing Locations
- Under Construction

8 | 9

States | Markets

6

Venues Under Construction


Oakbrook, IL


Edina, MN


PINSTRIPES
BOWLING BOCCE BISTRO
Northbrook, IL


Overland Park, KS


PINSTRIPES
Fort Worth, TX


South Barrington, IL


Georgetown, D.C.


Chicago, IL


Bethesda, MD


PINSTRIPES
Cleveland, OH


PINSTRIPES
PINSTRIPES
Norwalk, CT


Houston, TX


PINSTRIPES
San Mateo, CA

AN AUTHENTIC BISTRO EXPERIENCE

- **Authentic Italian-American recipes made with the highest culinary standards**
- **Scratch kitchen**
- **Commitment to serving quality, locally sourced ingredients in every dish**
- **Thoughtfully-selected wine list, rotating craft beers celebrating local breweries, and an extensive variety of handcrafted cocktails**
- **Modern menus tailored to customer preferences at each location**



Cesar Gutierrez
Chief Culinary Officer

Years of Service with Pinstripes: 12

Lettuce Entertain You RESTAURANTS

MAGGIANO'S LITTLE ITALY







MULTI-FACETED BUSINESS MODEL DRIVING STRONG SALES VOLUMES

Average Unit Volume (AUV) vs. Selected Public Companies ($M)



High-Growth Restaurants
Experiential, Leisure, Lifestyle and Full-Service Restaurant Brands
$8.0
$8.5
$3.8
$3.8
$2.9
$2.8
$2.4
$1.9
$17.1
$11.3
$11.0
$8.8
$7.0
$5.1
$4.4
$2.9
NA
NA
NA
NA
Average: $6.2
PINSTRIPES(1)
BISTRO BOWLING BOCCE
KURA
sweetgreen
CAVA
DutchBros
TOPGOLF
LIFE TIME
Bowlero
SOHO HOUSE
Formula 1
Six Flags
VAIL RESORTS
DARDEN
DARDEN
DARDEN

Source: SEC Filings for most recent completed fiscal year.
Note: Selected public companies are based on management's judgement and may not be fully comparable to Pinstripes.
(1) Pinstripes AUV represents 13 venues operating for the full twelve months as of fiscal year end 2023 ending April 30, 2023.

SIGNIFICANT WHITESPACE OPPORTUNITY



Current / Under-Construction Pinstripes U.S. Locations
Selected Public Companies' Current U.S. Locations
~150
Domestic Whitespace
19
56
82
154
210
343
665
PINSTRIPES (1)
BISTRO BOWLING BOCCE
MAIN EVENT
TOPGOLF
DAVE & BUSTER'S
The Cheesecake Factory
Bowlero
TEXAS

Source: Company filings and investor presentations.
Note: Selected public companies are based on management's judgement and may not be fully comparable to Pinstripes.
(1) 6 of the 19 locations are under construction.

FINANCIAL PERFORMANCE

NET SALES – FYE April 2018-2023


12% CAGR
Periods Impacted by Covid
$60M
$71M
$67M
$28M
$76M
$104M
FY18
FY19
FY20
FY21
FY22
FY23

VENUES


8
13
FY18
FY23

ADJUSTED EBITDA(1)


$5M
$13M
FY18
FY23

FRAMING OUR GOALS

Today	13 Venues	$104M FY2023 Net Sales	$13M FY2023 Adjusted EBITDA(1)
Dec. 2024P	25 Venues	$185-195M CY2024P Net Sales	$30-$33M CY2024P Adjusted EBITDA(1)

Targeting annual growth in Total Sales and Adjusted EBITDA(1) over the next several years in excess of 20%, respectively, driven primarily by opening new venues and continued same store sales growth

Note: FY represents the 12-months ended in April.
(1) Adj. EBITDA excludes pre-opening expenses. CY 2024P Adj. EBITDA includes public company costs. For a more complete discussion of Adj. EBITDA, please see page 3.



TRANSACTION OVERVIEW & VALUATION

TRANSACTION OVERVIEW

Transaction Overview

- **$75 million gross cash proceeds to fuel new venue growth and new initiatives**
- **More than $20 million up-front investment by Middleton Partners effectively converting into common equity PIPE at transaction close**
- **Existing shareholders rolling 100% into transaction**
- **Transaction expected to close in Q4 2023**

Illustrative Sources and Uses ($m)

SOURCES	
BYN Cash in Trust (0% redemptions)	$40
Middleton Partners Investment	20
Incremental PIPE (to be raised)	15
Current Shareholder Equity Rollover	429
Total Sources	**$504**

USES	
Current Shareholder Equity Rollover	$429
Cash to Balance Sheet	60
Est. Transaction Fees & Expenses	15
Total Uses	**$504**

Illustrative Pro Forma Valuation at $10.00 Per Share

Share Price		$10.00
Pro Forma Shares Outstanding (m)[1]		54.4
Pro Forma Equity Market Capitalization ($m)		**$544**
Plus: Est. Debt Outstanding @ Closing ($m)		$53
Less: Est. Pro Forma Cash ($m)		($75)
Pro Forma Total Enterprise Value ($m)		**$521**
CY 2024E Adjusted EBITDA[2]	**$30.0 to $33.0 million**	**15.8x to 17.4x**

Illustrative Pro Forma Ownership[1]



BYN Sponsor
4%
PIPE Investors
3%
Middleton Partners
5%
Public BYN
Shareholders
9%
Current Shareholder
Rollover
79%

1. BYN Sponsor includes all Sponsor shares vesting at close but does not include unvested sponsor shares vesting at $12 and $14 per share; PIPE Investors reflects $15mm common PIPE capital to be raised post-announcement to satisfy $75 million minimum gross cash condition and assumes $10 per share purchase price; Series I investors includes 500k transferred BYN Sponsor Shares and estimated 66,667 PIK shares at closing assuming 5 months from funding to closing; Public BYN Shareholders includes 1mm BYN Sponsor Shares that may be transferred to non-redeeming public shareholders.
2. Adj. EBITDA includes public company costs but excludes pre-opening expenses.

CY 2022 – CY 2024E UNIT GROWTH BENCHMARKING


High-Growth Restaurants
20%
Median
Experiential, Leisure and Full-Service Restaurant Brands
6%
Median
35%+
24%
22%
22%
20%
16%
15%
8%
14%
14%
8%
6%
5%
3%
2%
NA
NA
NA
PINSTRIPES
BISTRO BOWLING BOCCE
KURA
CAVA (1)
DUTCH BROS
sweetgreen
SHAKE SHACK
Portillo's
CHIPOTLE
SOHO HOUSE
TOPGOLF (2)
DAVE & BUSTER'S
LIFE TIME
TEXAS ROADHOUSE
DARDEN
Bowlero
Six Flags
VAIL RESORTS
Formula 1

Source: SEC Filings, Wall Street Research, Capital IQ, market data as of 06/16/2023.
Note: Selected public companies are based on management's judgement and may not be fully comparable to Pinstripes.
(1) Estimates per Renaissance Capital LLC. (2) Represents TopGolf units only.

CY 2022 – CY 2024E REVENUE GROWTH BENCHMARKING



High-Growth Restaurants
22%
Median
Experiential, Leisure and Full-Service Restaurant Brands
11%
Median
40%+
30%
30%
23%
22%
19%
15%
14%
19%
19%
18%
12%
12%
10%
9%
9%
8%
6%
PINSTRIPES
BISTRO BOWLING BOCCE
KURA
Dutch Bros
sweetgreen
CAVA
(1)
SHAKE SHACK
Portillo's
CHIPOTLE
Formula 1
SOHO HOUSE
LIFE TIME
DAVE & BUSTER'S
TEXAS ROADHOUSE
Callaway
TOPGOLF
(2)
Bowlero
DARDEN
Six Flags
VAIL RESORTS

Source: SEC Filings, Wall Street Research, Capital IQ, market data as of 06/16/2023.
Note: Selected companies chosen by management and may not be fully comparable to Pinstripes.
(1) Estimates per Renaissance Capital LLC. (2) Revenue is representative of entire company.

CY 2024E EV/EBITDA MULTIPLES


High-Growth Restaurants
29.2x
Median
Experiential, Leisure and Full-Service Restaurant Brands
10.6x
Median
16.6x
108.9x
69.2x
42.6x
29.2x
24.5x
21.7x
15.1x
24.2x
12.8x
12.3x
12.2x
10.6x
10.5x
9.0x
8.5x
8.5x
5.1x
PINSTRIPES(1)
BISTRO BOWLING BOCCE
sweetgreen
CAVA(2)
KURA
DUTCH BROS
CHIPOTLE
SHAKE SHACK
Portillo's
Formula 1
DARDEN
TEXAS
VAIL RESORTS
LIFE TIME
SOHO HOUSE
Six Flags
Bowlero
Callaway
TOPGOLF
DAVE & BUSTER'S

Source: SEC Filings, Wall Street Research, Capital IQ, market data as of 06/16/2023.
Note: Selected companies chosen by management and may not be fully comparable to Pinstripes.
(1) Represents midpoint Adjusted EBITDA guidance of $30-$33M, excluding pre-opening expense. (2) Estimates per Renaissance Capital LLC.

SUMMARY RISK FACTORS

Pinstripes is subject to a number of risks, including risks that may prevent it from achieving its business objectives or that may adversely affect its business, financial condition, results of operations, cash flows and prospects, as follows:

- the experiential dining and entertainment market in which we operate is highly competitive;
- our long-term success is highly dependent on our ability to successfully identify and secure appropriate locations and timely develop and expand our operations in existing and new markets;
- our business may be adversely impacted by changes in consumer discretionary spending and general economic conditions in our markets;
- shortages or interruptions in the supply or delivery of food products;
- increased labor costs or shortages;
- the COVID-19 pandemic has disrupted, and future pandemics or natural disasters may disrupt, our business, results of operations and financial condition;
- we may not achieve our target development goals, aggressive development could cannibalize existing sales and new locations may not be successful or profitable;
- food safety and food-borne illness concerns may have an adverse effect on our business;
- damage to our reputation could negatively impact our business, financial condition and results of operations;
- our dependence on a small number of suppliers for the majority of our food ingredients;
- we depend on key executive management;
- we are subject to many federal, state and local laws with which compliance is both costly and complex;
- a liquid and established trading market may not develop for the Pinstripes common stock;
- Dale Schwartz, our Chairman and Chief Executive Officer, will control a majority of the voting power of shares of the Pinstripes common stock eligible to vote in the election of our directors and on other matters submitted to a vote of our stockholders, and his interests may conflict with ours or our stockholders' in the future.
- if we fail to comply with the listing requirements of the NYSE, we would face possible delisting, which would result in a limited public market for our securities;
- Banyan currently is, and Pinstripes will be, an "emerging growth company" within the meaning of the Securities Act of 1933, and, if New Pinstripes takes advantage of certain exemptions from disclosure requirements available to emerging growth companies, this could make our securities less attractive to investors;
- the consummation of the Business Combination is subject to a number of conditions, and if those conditions are not satisfied or waived, the Business Combination may not be completed;
- some of the Pinstripes and Banyan officers and directors may have conflicts of interest that may influence them to approve the Business Combination without regard to your interests;
- if Banyan is unable to close certain financing transactions and sufficient stockholders exercise their redemption rights in connection with the Business Combination such that there is less than $75 million of gross cash available for Pinstripes, then Banyan may lack sufficient funds to consummate the Business Combination;
- a portion of our total outstanding shares are restricted from immediate resale but may be sold into the market in the near future;
- Banyan's public stockholders will experience dilution due to the issuance to existing Pinstripes equity holders of securities entitling them to a significant voting stake in Pinstripes;
- Banyan may be unable to continue as a going concern if it does not consummate an initial business combination by December 24, 2023 (unless extended by Banyan's stockholders);
- Pinstripes' stockholders cannot be certain of the value of the merger consideration they will receive until the closing of the Business Combination;
- because there are no current plans to pay cash dividends on the Pinstripes common stock for the foreseeable future, you may not receive any return on investment unless you sell your Banyan shares or the Pinstripes common stock at a price greater than what you paid for it;
- Banyan and Pinstripes will incur substantial transaction fees and costs in connection with the Business Combination and the integration of their businesses;
- Pinstripes' business and operations could be negatively affected if it becomes subject to any securities litigation or shareholder activism;
- in connection with the Business Combination, the Sponsor and Banyan's directors, executive officers, advisors and their affiliates may elect to purchase Banyan Class A common stock from public stockholders, which may reduce the public "float" of the Banyan Class A common stock;
- the proceeds held in Banyan's trust account could be reduced and the per-share redemption amount received by Banyan stockholders may be less than $10.20 per share;
- following the closing of the Business Combination, an active trading market for the combined company's common stock may not be available on a consistent basis to provide shareholders with adequate liquidity. The share price may be extremely volatile and shareholders could lose a significant part of their investment;
- sales of a substantial number of shares of the combined company's common stock in the public market by existing shareholders could cause the combined company's share price to decline;
- after the closing of the Business Combination, a significant number of the combined company's common stock will be subject to issuance upon exercise of outstanding warrants, which may result in dilution to the combined company's stockholders;
- the combined company's common stock may fail to meet the initial listing standards of the New York Stock Exchange ("NYSE") or the Nasdaq Stock Market LLC ("Nasdaq"), and additional stock may not be approved for listing on NYSE or Nasdaq, following the closing of the Business Combination;

SUMMARY RISK FACTORS (CONT'D)

- if, following the Business Combination, securities or industry analysts do not publish or cease publishing reports about the combined company, its business, or its market, or if they change their recommendations regarding the combined company's securities adversely, the price and trading volume of the combined company's securities could decline;
- the benefits of the Business Combination may not be realized to the extent currently anticipated by Banyan and Pinstripes, or at all. The ability to recognize any such benefits may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, maintain relationships with customers, landlords and suppliers and retain its management and key employees;
- the costs related to the Business Combination could be significantly higher than currently anticipated;
- Banyan's directors and officers may have interests in the Business Combination different from the interests of Banyan, Pinstripes or their respective shareholders
- the potential business combination will result in changes to the board of directors of Pinstripes that may affect the strategy of the combined company;
- because the combined company will become a publicly traded company by virtue of mergers in connection with the Business Combination as opposed to an underwritten initial public offering, there are no underwriters involved in the process, which could result in less diligence being conducted on Pinstripes than in an underwritten initial public offering; and
- the ability of Banyan's stockholders to exercise redemption rights with respect to a large number of outstanding Banyan Class A common stock could increase the probability that the Business Combination would not occur.

PINSTRIPES

BISTRO BOWLING BOCCE